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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - January 21, 1997


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                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)

           Maryland                      1-11487                 52-1893632
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

  6801 Rockledge Drive, Bethesda, Maryland                20817
  (Address of principal executive offices)              (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)


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                                Not Applicable
            (Former name or address, if changed since last report)

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Item 5.  Other Events

       The Corporation is filing this Current Report on Form 8-K in order to provide the information contained in the press release dated January 21, 1997 which is included as Exhibit 99 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits

    Exhibit No.            Description
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       99                  Lockheed Martin Corporation Press
                           Release dated January 21, 1997
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LOCKHEED MARTIN CORPORATION

                                        /s/ ROBERT E. RULON
                                        ---------------------------------
                                            Robert E. Rulon
                                            Vice President and
                                              Controller

21 January 1997
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                               INDEX TO EXHIBITS


Exhibit No.               Description
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   99                     Lockheed Martin Corporation Press Release dated
                          January 21, 1997.